Investment in Affiliates, at Equity	12 Months Ended
Dec. 31, 2012
Equity Method Investments and Joint Ventures [Abstract]
Investment in Affiliates, at Equity
Investment in Affiliates, at Equity

Investments in corporate joint ventures and other companies in which we generally have a 20% to 50% ownership interest were as follows:

	December 31,
	2012	2011
Fuji Xerox	$1,317	$1,334
All other equity investments	64	61
Investments in Affiliates, at Equity	$1,381	$1,395

Our equity in net income of our unconsolidated affiliates was as follows:

	Year Ended December 31,
	2012	2011	2010
Fuji Xerox	$139	$137	$63
Other investments	13	12	15
Total Equity in Net Income of Unconsolidated Affiliates	$152	$149	$78

Fuji Xerox
Fuji Xerox is headquartered in Tokyo and operates in Japan, China, Australia, New Zealand and other areas of the Pacific Rim. Our investment in Fuji Xerox of $1,317 at December 31, 2012, differs from our implied 25% interest in the underlying net assets, or $1,430, due primarily to our deferral of gains resulting from sales of assets by us to Fuji Xerox.

Equity in net income of Fuji Xerox is affected by certain adjustments to reflect the deferral of profit associated with intercompany sales. These adjustments may result in recorded equity income that is different from that implied by our 25% ownership interest.
Condensed financial data of Fuji Xerox was as follows:

	Year Ended December 31,
	2012	2011	2010
Summary of Operations
Revenues	$12,633	$12,367	$11,276
Costs and expenses	11,783	11,464	10,659
Income before income taxes	850	903	617
Income tax expense	279	312	291
Net Income	571	591	326
Less: Net income - noncontrolling interests	6	5	5
Net Income - Fuji Xerox	$565	$586	$321
Balance Sheet
Assets:
Current assets	$5,154	$5,056	$4,884
Long-term assets	6,158	6,064	5,978
Total Assets	$11,312	$11,120	$10,862
Liabilities and Equity:
Current liabilities	$3,465	$3,772	$3,534
Long-term debt	1,185	817	1,260
Other long-term liabilities	917	700	707
Noncontrolling interests	27	25	22
Fuji Xerox shareholders' equity	5,718	5,806	5,339
Total Liabilities and Equity	$11,312	$11,120	$10,862

Yen/U.S. Dollar exchange rates used to translate are as follows:

Financial Statement	Exchange Basis	2012	2011	2010
Summary of Operations	Weighted average rate	79.89	79.61	87.64
Balance Sheet	Year-end rate	86.01	77.62	81.66

Transactions with Fuji Xerox
We receive dividends from Fuji Xerox, which are reflected as a reduction in our investment. Additionally, we have a Technology Agreement with Fuji Xerox whereby we receive royalty payments for their use of our Xerox brand trademark, as well as rights to access our patent portfolio in exchange for access to their patent portfolio. These payments are included in Outsourcing, service and rental revenues in the Consolidated Statements of Income. We also have arrangements with Fuji Xerox whereby we purchase inventory from and sell inventory to Fuji Xerox. Pricing of the transactions under these arrangements is based upon terms the Company believes to be negotiated at arm's length. Our purchase commitments with Fuji Xerox are in the normal course of business and typically have a lead time of three months. In addition, we pay Fuji Xerox and they pay us for unique research and development costs.
Transactions with Fuji Xerox were as follows:

	Year Ended December 31,
	2012	2011	2010
Dividends received from Fuji Xerox	$52	$58	$36
Royalty revenue earned	132	128	116
Inventory purchases from Fuji Xerox	2,069	2,180	2,098
Inventory sales to Fuji Xerox	147	151	147
R&D payments received from Fuji Xerox	2	2	1
R&D payments paid to Fuji Xerox	15	21	30

As of December 31, 2012 and 2011, net amounts due to Fuji Xerox were $110 and $105, respectively.